Exhibit 10.5

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

This First Amendment to the Revolving Credit Agreement (this “Amendment”) is made as of June 17, 2025 (the “Effective Date”), by and among Bakkt Holdings, Inc., a Delaware corporation (“Holdings”), Bakkt Opco Holdings, LLC, a Delaware limited liability company (the “Borrower”), and Intercontinental Exchange Holdings, Inc., a Delaware corporation (the “Lender”).

WHEREAS, Holdings, the Borrower, the Subsidiaries of Holdings from time to time party thereto and the Lender previously entered into that certain Revolving Credit Agreement, dated as of August 12, 2024 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time prior to the date hereof, the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”); and

WHEREAS, Holdings, the Borrower and the Lender have agreed to amend the Existing Credit Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of Holdings, the Borrower and the Lender hereby covenants and agrees as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.	Amendments. The Existing Credit Agreement is hereby amended as follows:

(a)	The following new definition is added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Convertible Debenture” means that certain convertible debenture, to be issued pursuant to that certain Securities Purchase Agreement, dated as of June 17, 2025, by and between Holdings and the Buyers listed on the Schedule of Buyers attached thereto, as may be amended from time to time.

(b)

Section 6.01 of the Existing Credit Agreement is hereby amended by deleting “and” at the end of clause (m) thereof, replacing “.” with “; and” at the end of clause (n) thereof, and adding a new clause thereto that reads as follows:

“(o) Indebtedness outstanding under the Convertible Debenture in an aggregate principal amount not to exceed $25,000,000 and any Permitted Refinancing Indebtedness thereof.”

(c)

Section 6.04(b) is hereby amended by deleting “and;” at the end of clause (iii) thereof, replacing “.” with “; and” at the end of clause (iv) thereof, and adding a new clause thereto that reads as follows:

“(v) payments on or with respect to any obligations under the Convertible Debenture.”

3. Representations and Warranties. Holdings and the Borrower hereby jointly and severally represent and warrant that as of the Effective Date:

(a) no Default or Event of Default has occurred and is continuing;

(b) each of the representations and warranties set forth in Article 3 of the Credit Agreement and in the other Loan Documents is true and correct in all material respects (except that any representations and warranties which are themselves qualified by materiality are true and correct in all respects) as of the Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects (except that any representations and warranties which are themselves qualified materiality were true and correct in all respects) on and as of such earlier date; and

(c) each of Holdings and the Borrower has the power and authority, and the legal right, to make, deliver and perform this Amendment. This Amendment constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against each of them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.

Agreement of Holdings and the Borrower. Not later than three (3) Business Days after the Effective Date, the Borrower shall (a) prepay the principal owed with respect to all outstanding Loans, together with accrued interest thereon, (b) pay the $2,210,000 in fees owed by Holdings to the Lender pursuant to that certain Transition Services Agreement dated November 10, 2021 between Lender and Holdings and (c) reimburse the Lender for legal fees incurred by it in connection with the Loan Agreement in an amount equal to $255,825. The failure to comply with this agreement shall constitute an immediate Event of Default.

5.

Reaffirmation of Loan Documents. Except as otherwise expressly provided herein, the parties hereto agree that all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Each of Holdings and the Borrower hereby acknowledges, confirms and agrees that the Collateral shall continue to secure all applicable Obligations at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations may have been amended pursuant to this Amendment.

6.	Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 8.02(b) of the Credit Agreement.

7.

Fees and Expenses. Holdings and the Borrower agree to reimburse the Lender for all reasonable and documented out-of-pocket costs and expenses incurred by it in connection with this Amendment to the extent reimbursable by Holdings and the Borrower pursuant to, and subject to the limitations in, Section 8.03 of the Credit Agreement.

8.	Miscellaneous.

(a)	This Amendment shall constitute a Loan Document.

(b)

Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)

The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any of the other Loan Documents.

(d)

This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof. Any signature to this Amendment or any document signed or to be signed in connection with this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the US federal ESIGN Act of 2000 or the New York Electronic Signatures and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

(e)

This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby. No prior negotiations or discussions shall limit, modify or otherwise affect the provisions hereof.

(f)

Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(g)	The provisions of Section 8.10 and 8.11 of the Credit Agreement are hereby incorporated by reference into this Amendment mutatis mutandis, as if originally made a part hereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

HOLDINGS:

BAKKT HOLDINGS, INC., a Delaware corporation

By:	/s/ Akshay Naheta
Name: Akshay Naheta
Title: Co CEO

BORROWER:

BAKKT OPCO HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Marc D’Annunzio
Name: Marc D’Annunzio
Title: General Counsel

LENDER:

INTERCONTINENTAL EXCHANGE HOLDINGS, INC., a Delaware corporation

By:	/s/ Martin Hunter
Name: Martin Hunter
Title: Senior Bice President, Tax & Treasurer